(ICON)
Prudential
Natural
Resources
Fund, Inc.

ANNUAL
REPORT
May 31, 1998

(LOGO)

Prudential Natural Resources Fund, Inc.

Performance At A Glance.
The economic slowdown in Asia pushed down the prices of major commodities and of natural resource stocks over the last 12 months. Your Fund declined more than the average comparable fund, as measured by Lipper Analytical Services, primarily because of our large holdings of gold stocks, which suffered because central banks sold gold from their reserves.

Cumulative Total Returns1                     As of 5/31/98

                          One        Five      Ten        Since
                          Year      Years     Years     Inception2
Class A                 -14.41%     39.63%     N/A        60.73%
Class B                 -14.96      34.47     82.19%      70.84
Class C                 -14.96       N/A       N/A        26.06
Class Z                 -14.12       N/A       N/A        -7.97
Lipper Natural
Resources Fund Avg.3     -6.26      42.63     124.34       ***

Average Annual Total Returns1                 As of 6/30/98

                          One        Five      Ten        Since
                          Year      Years     Years     Inception2
Class A                 -21.00%     4.32%      N/A         4.50%
Class B                 -22.48      4.41       5.40%       4.58
Class C                 -18.48       N/A       N/A         4.65
Class Z                 -16.61       N/A       N/A        -7.30

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front--end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee.

2Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class C, 8/1/94; and Class Z, 9/16/96.

3These are the average returns in the Lipper Natural Resources Funds Category subset, which excludes all funds with a greater than 75% energy weighting for the one-, five-, and ten-year periods.

***Lipper Since Inception returns are 80.25% for Class A; 74.65% for Class B; 37.80% for Class C; and 2.66% for Class Z based on all funds in each share class.

How Investments Compared.
    (As of 5/31/98)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Leigh R. Goehring, Fund Manager                        (PHOTO)

Portfolio
Manager's Report
The Prudential Natural Resources Fund seeks long-term growth of capital by investing in foreign and domestic companies that own, explore, mine, process or develop natural resources, or provide goods and services for those industries. These resources include precious metals; ferrous and nonferrous metals; strategic metals; hydrocarbons, such as oil, gas, and coal; and timberland.
The Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Supply And Demand.
We believe in markets, although they may take a while to do their work. If supply is well below demand, we expect prices to rise. That underlies our precious metals strategy. Short-term factors may slow commodity prices' impact on stock prices, but we believe in owning the few suppliers of scarce and desirable resources. We're doing that in gold, platinum, palladium, and potash.

Strategy Session.
-------------------------------------------------------------------------------
Five Investment Themes.
Our six largest holdings on May 31, 1998 comprise about 26% of our total portfolio. They also represent five different investment themes.

Stillwater Mining is our largest holding and we recently increased our stake. Stillwater operates the only significant palladium and platinum mine outside the Republic of South Africa. World demand, driven primarily by auto emission catalysts, has outstripped world supply, and Russian stockpiles have made up the difference. We believe Russian stockpiles are now running low, and platinum and palladium prices are heading higher. (Both are now trading above the price of gold.)

Potash Corporation is the largest potash fertilizer producer in the world. Although demand for all fertilizers continues strong, potash is unique because little new supply will enter world markets in the foreseeable future. Potash prices are now rising.

Newmont Mining is a large, unhedged gold producer. Most gold companies today hedge their future production, reducing their earnings exposure to future price movements. Gold consumption has long outrun production. We think the current currency crisis in Asia will eventually increase the demand for gold as a portable and exchange-rate-free form of wealth.

Champion International and Boise Cascade are forest products companies with large and valuable timber holdings. Because of logging cutbacks on federal properties, the value of privately owned timberlands has increased significantly in recent years. We believe integrated forest product companies will spin off their timber holdings and focus on improving returns in their poorly performing pulp and paper operations. This will be extremely beneficial to shareholders.

Newfield Exploration, an oil and gas exploration company, is our sixth largest holding. We think it is undervalued and that its earnings will grow rapidly when natural gas prices recover. What's more, Newfield can increase its earnings even with today's low energy prices.

       Portfolio Composition.
Sectors expressed as a percentage of
     net assets as of 5/31/98.
          (PIE CHART)

What Went Well.
-------------------------------------------------
Our oil service companies (averaging eight percent of our portfolio) did particularly well over the past year (an average 83% gain), despite the decline in oil prices. We bought many of these stocks at low prices in 1996. We believe low oil prices in the coming year will curtail exploration and development and earnings for the group. We took our profits on Stolt Comex Seaway (a 110% gain in the year), Coflexip (an 83% gain), and some of our smaller positions.

Some of our largest individual holdings had moderately positive returns for the year in a generally difficult market: Newfield Exploration returned four percent and Potash Corporation gained six percent. We expect more from these over the long term.

And Not So Well.
-------------------------------------------------
Some central banks sold gold, scaring investors. The price fell sharply in October and November 1997. For some time, demand has exceeded supply, with loans and sales from central banks making up the shortfall. We believe that currency turmoil and political and economic uncertainty in Asia eventually will increase demand further while supply remains restricted. We also believe central bank sales have probably run their course.

Over the past 12 months, almost 30% of our holdings, on average, were in petroleum exploration and production stocks, which declined with the drop in oil prices (while oil service companies rose). Oil consumption has sagged because of the Asian economic slowdown and a mild winter in North America. Although we don't expect a significant increase in energy prices soon, exploration and production stocks are very inexpensive and represent good value for the long term.

We have been frustrated by the weakness of our South African platinum stocks while the commodity price was strong. We suspect their prices were depressed by the widespread withdrawal from emerging markets when Asian stocks began to fall. The supply and demand story remains very strong -- we expect the stocks to rebound.

Five Largest
Holdings.
6.3%  Stillwater Mining
      Precious Metals
4.4%  Potash Corp.
      Chemicals
4.2%  Newmont Mining
      Precious Metals
4.1%  Champion International
      Forest Products
3.5%  Boise Cascade
      Forest Products

Expressed as a percentage of net assets as of 5/31/98.

Looking Ahead.
-------------------------------------------------
We believe the balance of supply and demand for precious metals suggests that sharp price increases are not far away.

The conversion of forest ownership to REITs is a long-term trend that will eventually force restructuring of the forest products industry to the benefit of shareholders.

The recovery of energy prices may take longer. New supplies are necessary in the long term, but an increase in supply from the Middle East, combined with reduced demand from Asia, will probably keep prices low in the near term.

Base metal prices to Asian customers have risen sharply in local currencies, which has discouraged demand. This should cap increases.

Diversification Is Key.
-------------------------------------------------------------------------------
Fund Manager Leigh Goehring discusses how investment in natural resource stocks adds value to a portfolio even when prices lag.

Q. Natural resource stocks have been lagging.
   Why should an investor buy a natural resource mutual fund?
A. Natural resource stocks add significant diversification to a portfolio.
   Over the past five years, our Fund's returns had a low correlation with the S&P 500 (The S&P 500 is an unmanaged index of 500 stocks providing a broad indicator of price movement.) This means that a portfolio that already contains the S&P 500 stocks may reduce the volatility of its returns by adding the Natural Resources Fund. In this period of dormant inflation, it is not surprising that many natural resource stocks are at low levels not seen since 1985. Commodity prices tend to be low when there is no inflation, but we would expect natural resources to outperform other financial assets should inflation revive. Investors may want to own natural resource stocks when market conditions change.

Q. Then why buy now?
A. Investors should begin thinking about diversifying their holdings before market conditions and investor psychology change. You only get the benefit of protecting your investments by being hedged before prices change. For example, early in 1998, the very successful investor Warren Buffet purchased nearly 130 million ounces of silver, a very inflationary-sensitive metal, at a time when inflation is low and stock and bond markets are booming. Investors today who don't already own natural resource stocks can now buy these stocks at very depressed prices, especially compared to the general market. Moreover, unlike previous poor natural resource markets, world inventory levels are low and the excess of supply over demand is not great. For example, in 1986, oil was $10 a barrel and there was 35% excess pumping capacity; today, oil is $13 to $14 a barrel and there is only a four percent excess pumping capacity. It probably won't take as much for prices to rise from today's levels.

Q. How will  the Asian economic slowdown affect natural resource stocks?
A. Commodity prices have been affected in three ways: First, the slower Asian economies have reduced demand; second, depreciating currencies make natural resources much more expensive for Asian countries, as most commodities are priced in U.S. dollars; and third, many of these countries have been liquidating their inventories of natural resources, further depressing prices. We believe Asian economic growth will resume in the next several years, increasing demand. With no supply growth in most commodities over the next several years, we could see commodity prices rebound much faster than anyone anticipates. Stock prices tend to anticipate changes in market conditions. I would expect natural resource stocks to begin to rise before shortages develop. Now is a good time to buy a stock market group that is very much out of favor and very inexpensive.


                                                      (PHOTO)

President's Letter                                                July 13, 1998
-------------------------------------------------------------------------------
(PHOTO)
                              See You On the Net!
Dear Shareholder:
We are proud to be part of the worldwide web and we invite you to visit our two web sites, if you have not already done so. Yes, we currently offer two sites -- each with its own distinctive identity.

http://www.prudential.com
The Prudential web site features information on personal investing, retirement planning, commercial and residential real estate opportunities, as well as insurance products for life, health, home and property.

You can look up performance data on your Prudential mutual funds, learn about proven investment strategies, or take one of our many interactive quizzes that will help guide you in determining long-term goals -- like how much to save for your child's college education or for your retirement.

http://www.prusec.com
The Prudential Securities Virtual Branch Office is a full-service brokerage web site specifically designed to provide investors with the information they need to make informed financial decisions. It was rated the No. 1 full-service brokerage web site of its type by Financial Net News (February 1998), a subsidiary of Institutional Investor magazine, and was also rated among the top corporate web sites by Fortune magazine (Winter 1998).

What investors can find here are -- daily market commentaries, stock quotes, economic forecasts, product news, and current market research, in addition to interactive investing programs. Investors, through their Prudential Securities Financial Advisors, may also enroll in Prudential OnlineR and have access to their personal account information which includes balances, security values, transactions and account activities. They can also easily E-mail their Financial Advisor.

Both sites also contain professional opportunities for people who are searching for employment or considering a change of career paths.

We plan to make further enhancements to our web pages as the year progresses. So please, the next time you are "web browsing" or "surfing the net," pay us a visit. Let us know what you think and what you'd like to see added in the future.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as           PRUDENTIAL NATURAL
of May 31, 1998                       RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
COMMON STOCKS--98.2%
    ------------------------------------------------------------
Australia--2.3%
  489,400   Acacia Resources Ltd.                   $   608,058
  352,219   Capral Aluminium Ltd.                       598,149
  130,000   Comalco Ltd.                                499,168
  151,000   Delta Gold NL                               179,126
   39,882   Homestake Mining Company                    423,306
                                                    -----------
                                                      2,307,807
------------------------------------------------------------
Canada--36.6%
  102,900   Agnico-Eagle Mines Ltd.                     660,589
  129,200   Alberta Energy Co. Ltd.                   2,865,296
  114,100   Anderson Exploration Ltd. (a)             1,245,625
  314,000   Arakis Energy Corp. (a)                     451,375
  156,600   Arizona Star Resource Ltd. (a)              189,238
  123,600   Atna Resources Ltd. (a)                      81,469
   67,300   Barrick Gold Corp.                        1,296,141
  273,200   Barrington Petroleum Ltd. (a)               703,423
  462,600   Beau Canada Exploration Ltd. (a)            746,411
  195,300   Blue Range Resource Corp. (a)               918,538
   52,100   Cabre Exploration Ltd. (a)                  500,807
  159,300   Cambior, Inc.                             1,077,349
   88,300   Cameco Corp.                              2,576,642
   41,600   Canadian Natural Resources Ltd. (a)         764,050
  148,600   Crestar Energy, Inc. (a)                  1,836,520
   29,400   Francisco Gold Corp. (a)                    280,082
   91,800   Golden Knight Resources, Inc. (a)            75,636
  141,300   Greenstone Resources Ltd. (a)               635,459
  107,800   International African Mining Gold
               Corp. (a)                                347,873
   92,400   International Pursuit Corp. (a)              97,701
  279,000   Kap Resources Ltd. (a)                      287,343
  207,000   MacMillan Bloedel Ltd.                    2,508,531
  159,800   Meridian Gold, Inc. (a)                 $   477,277
  141,600   Northrock Resources Ltd. (a)              1,822,926
  112,000   Northstar Energy Corp. (a)                  669,024
  114,300   Placer Dome, Inc.                         1,432,232
  137,200   Poco Petroleums Ltd. (a)                  1,474,256
   50,200   Potash Corp. of Saskatchewan, Inc.        4,320,337
  169,681   Ranger Oil Ltd. (a)                       1,100,955
  112,100   Repadre Capital Corp. (a)                   346,356
   55,300   Rigel Energy Corp. (a)                      457,527
  219,700   Rio Alto Exploration Ltd. (a)             2,353,201
  125,200   Samax Gold, Inc. (a)                        537,265
   63,800   Sutton Resources Ltd. (a)                   449,003
  304,800   Tiomin Resources, Inc. (a)                   94,174
  156,400   Triton Mining Corp. (a)                      26,846
  162,200   TVX Gold, Inc. (a)                          514,514
                                                    -----------
                                                     36,221,991
------------------------------------------------------------
France--1.7%
   32,900   Bouygues Offshore, S.A.                   1,681,459
------------------------------------------------------------
Japan--0.4%
   50,000   Globaly Corp.                               188,951
   62,000   Nihon Unicom Corp.                          201,720
                                                    -----------
                                                        390,671
------------------------------------------------------------
New Zealand--0.5%
  874,188   Fletcher Challenge Ltd.                     537,995
------------------------------------------------------------
South Africa--8.9%
  209,700   Anglo American Platinum Holdings (a)      2,542,188
    9,100   Anglogold Ltd.                              451,867

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as           PRUDENTIAL NATURAL
of May 31, 1998                       RESOURCES FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
South Africa (cont'd.)
  587,900   Avgold Ltd. (a)                         $   396,837
   42,400   Durban Roodepoort Deep Ltd. (a)             118,429
  122,700   Harmony Gold Mining Co., Ltd. (a)           511,696
  298,600   Impala Platinum Holdings Ltd.             3,185,530
  174,900   Randgold & Exploration Co., Ltd. (a)        169,625
   84,300   Western Areas Gold Mining Co.,
               Ltd.(a)                                  348,286
   41,300   Western Deep Levels Ltd.                  1,033,401
                                                    -----------
                                                      8,757,859
------------------------------------------------------------
United States--47.8%
   55,300   Apex Silver Mines Ltd. (a)                  580,650
  105,083   Ashanti Goldfields Ltd. (GDR)               972,018
  104,900   Boise Cascade Corp.                       3,501,037
   31,400   Brigham Exploration Co. (a)                 376,800
   87,500   Brush Wellman, Inc.                       2,132,813
   85,600   Champion International Corp.              4,108,800
   73,350   Cross Timbers Oil Co.                     1,269,872
   36,000   Dawson Production Services, Inc. (a)        400,500
   98,200   Freeport-McMoRan Copper & Gold Inc.
               (a)                                    1,522,100
   32,800   FX Energy, Inc. (a)                         342,350
  113,511   Getchell Gold Corp. (a)                   2,156,709
   32,272   Gold Fields Ltd. ADR (a)                    181,530
   92,600   Golden Star Resources Ltd. (a)              277,800
   73,200   J. Ray McDermott, S.A. (a)                2,955,450
   59,900   Louisiana-Pacific Corp.                   1,194,256
   44,200   Miller Exploration Co. (a)                  348,075
  147,900   Newfield Exploration Co. (a)              3,309,262
  165,311   Newmont Mining Corp.                      4,122,443
  141,422   NGC Corp.                                 2,147,847
   49,700   Noble Affiliates, Inc.                    1,941,406
  118,286   Pioneer Natural Resources Co.             2,779,721
   31,600   Rayonier, Inc.                          $ 1,483,225
  259,400   Stillwater Mining Co. (a)                 6,290,450
  185,300   Western Gas Resources, Inc.               2,999,544
                                                    -----------
                                                     47,394,658
                                                    -----------
            Total common stocks
               (cost US$108,461,918)                 97,292,440
                                                    -----------
PREFERRED STOCKS--0.8%
------------------------------------------------------------
United States
   14,500   Freeport-McMoRan Copper & Gold, Inc.        262,812
   12,400   Hecla Mining Co., 7.00%, Conv.,
               Series B (a)                             562,650
                                                    -----------
            Total preferred stocks
               (cost US$920,890)                        825,462
                                                    -----------
WARRANTS(a)
------------------------------------------------------------
Canada
            Kap Resources Ltd.,
  120,800   Expiring 8/3/00 @ CAD $2                     16,588
                                                    -----------
------------------------------------------------------------
South Africa
            Durban Roodepoort Deep Ltd.
   21,650   Expiring 6/30/02 @ ZAR $6,000                 9,449
            Randfontein Estates Gold Mining Co.
   11,180   Expiring 7/1/02 @ ZAR $2,500                  7,156
                                                    -----------
                                                         16,605
                                                    -----------
            Total warrants
               (cost US$81,640)                          33,193
                                                    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as           PRUDENTIAL NATURAL
of May 31, 1998                       RESOURCES FUND, INC.
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
    ------------------------------------------------------------
CONVERTIBLE BONDS--0.2%
------------------------------------------------------------
South Africa
 ZAR  300   Randgold Finance BVI Ltd.,
               Sec'd. Gtd.,
               7.00%, 9/30/01
               (cost US$300,000)                    $   159,000
                                                    -----------
------------------------------------------------------------
Total Investments--99.2%
            (cost US$109,764,448; Note 4)            98,310,095
            Other assets in excess of
               liabilities--0.8%                        815,174
                                                    -----------
            Net Assets--100%                        $99,125,269
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of May 31, 1998 was as follows:

Gold..................................................   20.4%
Canadian Oil & Gas....................................   17.1
Forest Products.......................................   13.5
Platinum..............................................   12.1
American Oil and Gas..................................   10.5
Nonferrous Metals.....................................    6.6
Gas Pipelines.........................................    5.2
Oil Services..........................................    5.1
Chemicals.............................................    4.7
Silver................................................    1.2
Aluminum..............................................    1.1
Retail................................................    0.9
Financial Services....................................    0.4
Gold Mining Finance...................................    0.3
Base Metals...........................................    0.1
                                                        -----
                                                         99.2%
Other assets in excess of liabilities.................    0.8
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                             PRUDENTIAL NATURAL
Statement of Assets and Liabilities          RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           May 31, 1998
Investments, at value (cost $109,764,448)....................................................................      $98,310,095
Foreign currency, at value (cost $1,486,658).................................................................        1,456,841
Receivable for Fund shares sold..............................................................................          113,704
Dividends and interest receivable............................................................................           84,227
Other assets.................................................................................................            2,169
                                                                                                                   ------------
   Total assets..............................................................................................       99,967,036
                                                                                                                   ------------
Liabilities
Payable for Fund shares reacquired...........................................................................          413,875
Accrued expenses and other liabilities.......................................................................          271,834
Distribution fee payable.....................................................................................           70,635
Management fee payable.......................................................................................           69,202
Payable for investments purchased............................................................................           16,221
                                                                                                                   ------------
   Total liabilities.........................................................................................          841,767
                                                                                                                   ------------
Net Assets...................................................................................................      $99,125,269
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Common stock, at par......................................................................................      $    88,963
   Paid-in capital in excess of par..........................................................................      106,625,186
                                                                                                                   ------------
                                                                                                                   106,714,149
   Accumulated net investment loss...........................................................................         (401,440 )
   Accumulated net realized gain on investments..............................................................        4,299,915
   Net unrealized depreciation on investments and foreign currencies.........................................      (11,487,355 )
                                                                                                                   ------------
Net assets, May 31, 1998.....................................................................................      $99,125,269
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($28,491,349 / 2,436,972 shares of common stock issued and outstanding)................................           $11.69
   Maximum sales charge (5% of offering price)...............................................................              .62
   Maximum offering price to public..........................................................................           $12.31
Class B:
   Net asset value, offering price and redemption price per share
      ($67,028,511 / 6,140,588 shares of common stock issued and outstanding)................................           $10.92
Class C:
   Net asset value, offering price and redemption price per share
      ($1,844,249 / 168,953 shares of common stock issued and outstanding)...................................           $10.92
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,761,160 / 149,800 shares of common stock issued and outstanding)...................................           $11.76

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income (Loss)                      May 31, 1998
Income
   Dividends (net of foreign withholding taxes
      of $51,070)..............................   $  1,149,776
   Interest....................................        165,300
                                                  ------------
      Total income.............................      1,315,076
                                                  ------------
Expenses
   Management fee..............................        970,786
   Distribution fee--Class A...................         94,831
   Distribution fee--Class B...................        868,640
   Distribution fee--Class C...................         20,602
   Transfer agent's fees and expenses..........        250,000
   Custodian's fees and expenses...............        188,000
   Registration fees...........................        100,000
   Reports to shareholders.....................         80,000
   Audit fee...................................         32,000
   Directors' fees and expenses................         28,000
   Legal fees and expenses.....................         22,000
   Miscellaneous...............................         14,284
                                                  ------------
      Total expenses...........................      2,669,143
                                                  ------------
Net investment loss............................     (1,354,067)
                                                  ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions.....................     16,608,219
   Foreign currency transactions...............       (310,849)
                                                  ------------
                                                    16,297,370
                                                  ------------
Net change in unrealized depreciation on:
   Investments.................................    (34,722,148)
   Foreign currencies..........................        (35,192)
                                                  ------------
                                                   (34,757,340)
                                                  ------------
Net loss on investments and foreign
   currencies..................................    (18,459,970)
                                                  ------------
Net Decrease in Net Assets
Resulting from Operations......................   $(19,814,037)
                                                  ------------
                                                  ------------

PRUDENTIAL NATURAL
RESOURCES FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease) in                   Year Ended May 31,
Net Assets                              1998            1997
Operations
   Net investment loss............  $ (1,354,067)   $ (1,466,500)
   Net realized gain on investment
      and foreign currency
      transactions................    16,297,370      20,092,637
   Net change in unrealized
      depreciation on investments
      and foreign currencies......   (34,757,340)    (12,087,497)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................   (19,814,037)      6,538,640
                                    ------------    ------------
Distributions from net realized
   gains (Note 1)
   Class A........................    (5,225,285)     (4,657,286)
   Class B........................   (12,416,227)    (12,161,558)
   Class C........................      (289,629)       (234,109)
   Class Z........................      (414,456)        (32,340)
                                    ------------    ------------
                                     (18,345,597)    (17,085,293)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Proceeds from shares sold......   104,445,079     157,545,157
   Net asset value of shares
      issued in reinvestment of
      distributions...............    16,191,113      15,354,101
   Cost of shares reacquired......  (147,551,820)   (145,400,427)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................   (26,915,628)     27,498,831
                                    ------------    ------------
Total increase (decrease).........   (65,075,262)     16,952,178
Net Assets
Beginning of year.................   164,200,531     147,248,353
                                    ------------    ------------
End of year(a)....................  $ 99,125,269    $164,200,531
                                    ------------    ------------
                                    ------------    ------------
(a)Includes undistributed net
   investment loss of:              $   (401,440)   $   (247,519)
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                          PRUDENTIAL NATURAL
Notes to Financial Statements             RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in securities the terms of which are related to the market value of a natural resource.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Securities traded on an exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price in the absence of an asked price. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value. Securities for which market quotations are not readily available, and for which the pricing agent or principal market maker does not provide a valuation, including restricted securities, will be valued at fair value as determined in good faith according to a pricing procedure developed by the Investment Adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Options listed on exchanges are valued at their closing price on the applicable exchange.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the daily closing rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented using the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.
Net realized gains (losses) on foreign currency transactions represents net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized depreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and the regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                         PRUDENTIAL NATURAL
Notes to Financial Statements            RESOURCES FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales, foreign currencies and passive foreign investment companies' transactions.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss and decrease accumulated net realized gain on investments by $1,200,146 for foreign currency gains realized and tax-basis net operating losses during the fiscal year ended May 31, 1998. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI. Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended May 31, 1998.
PSI has advised the Fund that it has received approximately $51,100 in front-end sales charges resulting from sales of Class A shares during the year ended May 31, 1998. From these fees, PSI paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended May 31, 1998, it received approximately $261,000 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow
--------------------------------------------------------------------------------
                                       10

                                         PRUDENTIAL NATURAL
Notes to Financial Statements            RESOURCES FUND, INC.
--------------------------------------------------------------------------------
any amounts pursuant to the Agreement during the fiscal year ended May 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended May 31, 1998, the Fund incurred fees of approximately $205,700 for the services of PMFS. As of May 31, 1998, approximately $16,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
For the year ended May 31, 1998, PSI and/or its foreign affiliates earned approximately $3,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 1998 aggregated $30,786,104 and $71,631,596, respectively.
The federal income tax basis of the Fund's investments at May 31, 1998 was $110,507,398 and accordingly, net unrealized depreciation for federal income tax purposes was $12,197,303 (gross unrealized appreciation--$11,609,502 gross unrealized depreciation--$23,806,805).
For federal income tax purposes the Fund will elect to treat net currency losses of approximately $155,000 incurred in the seven month period ended May 31, 1998 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 500 million shares of common stock $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z common stock.
Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1998:
Shares sold........................    4,276,146    $ 68,660,515
Shares issued in reinvestment of
  distributions....................      432,316       4,906,784
Shares reacquired..................   (5,385,633)    (84,912,401)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (677,171)    (11,345,102)
Shares issued upon conversion from
  Class B..........................      222,232       3,424,064
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (454,939)   $ (7,921,038)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1997:
Shares sold........................    5,780,788    $ 95,719,238
Shares issued in reinvestment of
  distributions....................      275,315       4,341,728
Shares reacquired..................   (5,504,443)    (91,242,896)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      551,660       8,818,070
Shares issued upon conversion from
  Class B..........................      460,102       7,810,060
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,011,762    $ 16,628,130
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended May 31, 1998:
Shares sold........................    1,305,235    $ 17,085,567
Shares issued in reinvestment of
  distributions....................    1,003,247      10,674,545
Shares reacquired..................   (3,140,113)    (42,797,561)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (831,631)    (15,037,449)
Shares reacquired upon conversion
  into Class A.....................     (234,878)     (3,424,064)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (1,066,509)   $(18,461,513)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                           PRUDENTIAL NATURAL
Notes to Financial Statements              RESOURCES FUND, INC.
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended May 31, 1997:
Shares sold........................    3,305,711    $ 53,154,461
Shares issued in reinvestment of
  distributions....................      715,252      10,764,540
Shares reacquired..................   (3,104,475)    (49,520,723)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      916,488      14,398,278
Shares reacquired upon conversion
  into Class A.....................     (480,006)     (7,810,060)
                                      ----------    ------------
Net increase in shares
  outstanding......................      436,482    $  6,588,218
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended May 31, 1998:
Shares sold........................       79,026    $  1,034,902
Shares issued in reinvestment of
  distributions....................       22,874         243,380
Shares reacquired..................      (97,356)     (1,331,031)
                                      ----------    ------------
Net increase in shares
  outstanding......................        4,544    $    (52,749)
                                      ----------    ------------
                                      ----------    ------------
Year ended May 31, 1997:
Shares sold........................      243,854    $  4,042,826
Shares issued in reinvestment of
  distributions....................       14,319         215,504
Shares reacquired..................     (186,625)     (3,110,098)
                                      ----------    ------------
Net increase in shares
  outstanding......................       71,548    $  1,148,232
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Year ended May 31, 1998:
Shares sold........................    1,119,455    $ 17,664,095
Shares issued in reinvestment of
  distributions....................       32,141         366,404
Shares reacquired..................   (1,194,440)    (18,510,827)
                                      ----------    ------------
Net decrease in shares
  outstanding......................      (42,844)   $   (480,328)
                                      ----------    ------------
                                      ----------    ------------
September 16, 1996* through
  May 31, 1997:
Shares sold........................      285,159    $  4,628,632
Shares issued in reinvestment of
  distributions....................        2,049          32,329
Shares reacquired..................      (94,564)     (1,526,710)
                                      ----------    ------------
Net increase in shares
  outstanding......................      192,644    $  3,134,251
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       12

                                         PRUDENTIAL NATURAL
Financial Highlights                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A
                                                 -------------------------------------------------------
                                                                   Year Ended May 31,
                                                 -------------------------------------------------------
                                                 1998(a)     1997(a)      1996       1995(a)     1994(a)
                                                 -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 16.27     $ 17.34     $ 13.73     $ 12.55     $11.84
                                                 -------     -------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................      (.08)       (.07)       (.01)       (.03)       .01
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................     (2.33)        .94        4.42        1.21        .70
                                                 -------     -------     -------     -------     -------
   Total from investment operations...........     (2.41)        .87        4.41        1.18        .71
                                                 -------     -------     -------     -------     -------
Less distributions
Distributions from net realized gains.........     (2.17)      (1.94)       (.80)         --         --
                                                 -------     -------     -------     -------     -------
Net asset value, end of year..................   $ 11.69     $ 16.27     $ 17.34     $ 13.73     $12.55
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
TOTAL RETURN(b):..............................    (14.41)%      5.37%      33.51%       9.40%      6.00 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $28,491     $47,054     $32,608     $19,682     $6,505
Average net assets (000)......................   $37,933     $40,393     $23,106     $10,791     $4,106
Ratios to average net assets:
   Expenses, including distribution fees......      1.55%       1.48%       1.57%       1.73%      1.89 %
   Expenses, excluding distribution fees......      1.30%       1.23%       1.32%       1.48%      1.65 %
Net investment income (loss)..................      (.54)%      (.43)%      (.09)%      (.25)%      .11 %
For Class A, B, C and Z shares:
Portfolio turnover............................        25%         53%         41%         36%        19 %

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                         PRUDENTIAL NATURAL
Financial Highlights                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                              Class B
                                                 ------------------------------------------------------------------
                                                                    Year Ended May 31,
                                                 ---------------------------------------------------------
                                                 1998(a)     1997(a)        1996       1995(a)     1994(a)
                                                 -------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 15.46     $  16.70     $  13.35     $ 12.29     $ 11.69
                                                 -------     --------     --------     -------     -------
Income from investment operations
Net investment loss...........................      (.17)        (.19)        (.10)       (.13)       (.08)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................     (2.20)         .89         4.25        1.19         .68
                                                 -------     --------     --------     -------     -------
   Total from investment operations...........     (2.37)         .70         4.15        1.06         .60
                                                 -------     --------     --------     -------     -------
Less distributions
Distributions from net realized gains.........     (2.17)       (1.94)        (.80)         --          --
                                                 -------     --------     --------     -------     -------
Net asset value, end of year..................   $ 10.92     $  15.46     $  16.70     $ 13.35     $ 12.29
                                                 -------     --------     --------     -------     -------
                                                 -------     --------     --------     -------     -------
TOTAL RETURN(b):..............................    (14.96)%       4.51%       32.49%       8.62%       5.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $67,029     $111,464     $113,090     $80,774     $64,235
Average net assets (000)......................   $86,864     $107,361     $ 84,396     $74,681     $48,772
Ratios to average net assets:
   Expenses, including distribution fees......      2.30%        2.23%        2.32%       2.48%       2.65%
   Expenses, excluding distribution fees......      1.30%        1.23         1.32%       1.48%       1.65%
Net investment loss...........................     (1.28)%      (1.18)%       (.84)%     (1.05)%      (.67)%

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                         PRUDENTIAL NATURAL
Financial Highlights                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class C                                  Class Z
                                                 ---------------------------------------------     ----------------------------
                                                                                    August 1,                     September 16,
                                                                                     1994(d)                       1996(a)(e)
                                                       Year Ended May 31,            Through       Year Ended        Through
                                                 ------------------------------      May 31,        May 31,          May 31,
                                                 1998(a)     1997(a)      1996       1995(a)        1998(a)           1997
                                                 -------     -------     ------     ----------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $15.46      $16.70      $13.35       $12.47         $16.30          $ 17.08
                                                 -------     -------     ------        -----          -----            -----
Income from investment operations
Net investment loss...........................     (.18 )      (.19 )      (.10)        (.13)          (.05)            (.03)
Net realized and unrealized gain on investment
   and foreign currency transactions..........    (2.19 )       .89        4.25         1.01          (2.32)            1.19
                                                 -------     -------     ------        -----          -----            -----
   Total from investment operations...........    (2.37 )       .70        4.15          .88          (2.37)            1.16
                                                 -------     -------     ------        -----          -----            -----
Less distributions
Distributions from net realized gains on
   investment and foreign currency
   transactions...............................    (2.17 )     (1.94 )      (.80)          --          (2.17)           (1.94)
                                                 -------     -------     ------        -----          -----            -----
Net asset value, end of period................   $10.92      $15.46      $16.70       $13.35         $11.76          $ 16.30
                                                 -------     -------     ------        -----          -----            -----
                                                 -------     -------     ------        -----          -----            -----
TOTAL RETURN(b):..............................   (14.96 )%     4.51 %     32.49%        7.06%        (14.12)%           7.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $1,844      $2,542      $1,551         $606         $1,761          $ 3,140
Average net assets (000)......................   $2,060      $2,041        $734         $294         $2,581          $   994
Ratios to average net assets:
   Expenses, including distribution fees......     2.30 %      2.23 %      2.32%        2.56%(c)       1.30%            1.23%(c)
   Expenses, excluding distribution fees......     1.30 %      1.23 %      1.32%        1.56%(c)       1.30%            1.23%(c)
Net investment loss...........................    (1.35 )%    (1.18 )%     (.84)%      (1.08)%(c)      (.33)%           (.18)%(c)

---------------
(a) Calculated based upon average shares outstanding by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                              PRUDENTIAL NATURAL
Report of Independent Accountants             RESOURCES FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Natural Resources Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1998

                                                PRUDENTIAL NATURAL
Tax Information (Unaudited)                     RESOURCES FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Service to advise you within 60 days of the Fund's fiscal year end (May 31, 1998) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended May 31, 1998, the Fund paid a short-term capital gain distribution of $.37 which is taxable as ordinary income and a long-term capital gain distribution of $1.80, of which $1.08 is taxable at 20% rate gain and $.72 is taxable at 28% rate gain. Further, we wish to advise you that 0% of the ordinary income dividends paid in the fiscal year ended May 31, 1998 qualified for the corporate dividends received deduction available to corporate taxpayers.
In January 1998, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal income tax status of the distributions received by you in calendar 1998. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 1998.
--------------------------------------------------------------------------------

Comparing A $10,000 Investment.
-------------------------------------------------
Prudential Natural Resources Fund, Inc. vs.
Morgan Stanley Capital International World Index.

Class A
(GRAPH)

Average Annual Total
Returns -- Class A
----------------------
With Sales Load
  5.20% Since Inception
  5.81% for 5 Years
-18.69% for 1 Year

Without Sales Load
  5.85% Since Inception
  6.90% for 5 Years
-14.41% for 1 Year


Class B
(GRAPH)

Average Annual Total
Returns - Class B
----------------------
With Sales Load
  5.15% Since Inception
  6.18% for 10 Years
  5.94% for 5 Years
-19.96% for 1 Year

Without Sales Load
  5.15% Since Inception
  6.18% for 10 Years
  6.10% for 5 Years
-14.96% for 1 Year


Class C
(GRAPH)

Average Annual Total
Returns ---- Class C
------------------------
With Sales Load
  6.23% Since Inception
-15.96% for 1 Year
Without Sales Load
  6.23% Since Inception
-14.96% for 1 Year

Class D
(GRAPH)
Average Annual Total
Returns - Class Z
 -4.76% Since Inception
-14.12% for 1 Year

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The box on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Natural Resources Fund (Class A, Class B, Class C, and Class Z) with a similar investment in the Morgan Stanley Capital International World Index (the Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (May 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class C shares, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on May 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares are not subject to a sales charge or distribution fee.

The Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the Index. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds and other indexes may portray different comparative performance. An investment cannot be made directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential PlazaNewark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743970105  MF135E
743970204  Cat. #4301492
743970303
743970402